UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2022

SIZZLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41005	85-3418600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Georgia Avenue, NW Washington, DC	20011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 846-0300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	SZZLU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	SZZL	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	SZZLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 16, 2022, Sizzle Acquisition Corp. (“Sizzle” or the “Company”) issued a press release announcing that its special meeting in lieu of annual meeting of stockholders (the “Meeting”), which was originally scheduled for Monday, December 19, 2022, has been postponed to a future to-be-determined date at the beginning of February 2023. At the Meeting, stockholders will be asked to vote on a proposal to approve an extension of the date by which the Company must consummate an initial business combination from February 8, 2023 to August 8, 2023, or such earlier date as determined by the Company’s board of directors (the “Charter Extension”).

As previously disclosed, on October 24, 2022, Sizzle entered into a definitive Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”) with European Lithium Limited, an Australian Public Company limited by shares (“EUR”), European Lithium AT (Investments) Limited, a BVI business company incorporated in the British Virgin Islands and a direct, wholly-owned subsidiary of EUR (the “Operating Company”), Critical Metals Corp., a BVI business company incorporated in the British Virgin Islands (“PubCo”) and Project Wolf Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of PubCo (“Merger Sub”). The transactions contemplated by the Merger Agreement are referred to herein as the “Business Combination”. Subject to its terms and conditions, the Merger Agreement provides that the Operating Company and Sizzle will become wholly-owned subsidiaries of PubCo, a newly formed holding company. Pursuant to the Merger Agreement, at the closing of the Business Combination, (a) PubCo will acquire all of the issued and outstanding capital shares and equity interests of the Operating Company from EUR in exchange for ordinary shares of PubCo, the Operating Company will become a wholly-owned subsidiary of PubCo and EUR will become a shareholder of PubCo; and immediately thereafter (b) Merger Sub will merge with and into Sizzle, with Sizzle continuing as the surviving entity and wholly owned subsidiary of PubCo. The reason for the Charter Extension is to give Sizzle additional time to consummate the Business Combination.

When a new date and time for the Meeting will be determined by the Company, it will issue a press release and file revised proxy materials with the Securities and Exchange Commission (the “SEC”) containing the necessary information. As a result of this change, the record date determining which stockholders are eligible to vote at the Meeting will change, and the deadline for holders of the Company’s common stock issued in the Company’s initial public offering (the “public shares”) to submit their shares for redemption in connection with the Charter Extension will be extended to 5:00 p.m., Eastern Time, two business days prior to the new meeting date. Any stockholder that has already submitted a request to redeem their public shares, may withdraw such requests at any time prior to the Meeting, or such other date as the chairman of the board of directors may determine to be the deadline for accepting withdrawals of such redemption requests. Stockholders who wish to withdraw their previously submitted redemption requests may do so prior to the Meeting by requesting the Company’s transfer agent, Continental Stock Transfer & Trust Company, to return such shares.

If stockholders have any questions or need assistance, please call the Company’s proxy solicitor, Advantage Proxy, at 1-877-870-8565 (toll free) or by email at ksmith@advantageproxy.com.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

This Current Report on Form 8-K (“Form 8-K”) is provided for informational purposes only and contains information with respect to (i) the Meeting and (ii) the proposed Business Combination.

In connection with the Meeting, the Company will file definitive proxy materials with the SEC prior to the Meeting. In connection with the proposed Business Combination, Pubco intends to file a registration statement on Form F-4 with the SEC, which will include a proxy statement to Sizzle stockholders and a prospectus for the registration of Pubco securities in connection with the proposed Business Combination (as amended from time to time, the “Registration Statement”). After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the stockholders of Sizzle as of the record date in the future to be established for voting on the proposed Business Combination and will contain important information about the proposed Business Combination and related matters. Stockholders of Sizzle and other interested persons are advised to read these materials (including any amendments or supplements thereto) and any other relevant documents, because they will contain important information about Sizzle, Pubco, EUR and the Operating Company and the proposed Business Combination. Stockholders and other interested persons will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the proposed Business Combination, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Sizzle Acquisition Corp., 4201 Georgia Avenue, NW, Washington, D.C. 20011, Attn: Steve Salis, Chief Executive Officer. The information contained on, or that may be accessed through, the websites referenced in this Form 8-K in each case is not incorporated by reference into, and is not a part of, this Form 8-K.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SIZZLE ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Participants in the Solicitation

Sizzle, EUR, Pubco and the Operating Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Sizzle’s stockholders in connection with the proposed Business Combination. Sizzle’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Sizzle in Sizzle’s Form 10-K, as amended, filed with the SEC on June 13, 2022, or its Form 10-Q, filed with the SEC on August 15, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Sizzle’s stockholders in connection with the proposed Business Combination will be set forth in the proxy statement/prospectus for the proposed Business Combination, accompanying the Registration Statement that Sizzle intends to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination will likewise be included in that Registration Statement. You may obtain free copies of these documents as described above.

No Offer or Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Meeting or the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Sizzle’s, Pubco’s and the Operating Company’s and/or EUR’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this Form 8-K. When we use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: the ability of the parties to complete the transactions contemplated by the proposed Business Combination in a timely manner or at all; the risk that the proposed Business Combination or other business combination may not be completed by Sizzle’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; the outcome of any legal proceedings or government or regulatory action on inquiry that may be instituted against Sizzle, Pubco, EUR or the Operating Company or others following the announcement of the proposed Business Combination and any definitive agreements with respect thereto; the inability to satisfy the conditions to the consummation of the proposed Business Combination, including the approval of the proposed Business Combination by the stockholders of Sizzle or EUR; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the proposed Business Combination; the ability to meet stock exchange listing standards following the consummation of the proposed Business Combination; the effect of the announcement or pendency of the proposed Business Combination on EUR and the Operating Company’s business relationships, operating results, current plans and operations of EUR, Pubco and the Operating Company; the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of Pubco to grow and manage growth profitably; the possibility that Sizzle, Pubco, EUR and/or the Operating Company may be adversely affected by other economic, business, and/or competitive factors; estimates by Sizzle, Pubco, EUR or the Operating Company of expenses and profitability; expectations with respect to future operating and financial performance and growth, including the timing of the completion of the proposed Business Combination; plans, intentions or future operations of Pubco or the Operating Company, including relating to the finalization, completion of any studies, feasibility studies or other assessments or relating to attainment, retention or renewal of any assessments, permits, licenses or other governmental notices or approvals, or the commencement or continuation of any construction or operations of plants or facilities; EUR and Pubco’s ability to execute on their business plans and strategy; and other risks and uncertainties described from time to time in filings with the SEC. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above and other documents filed by Sizzle and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. There may be additional risks that neither Sizzle, Pubco nor EUR and the Operating Company presently know, or that Sizzle, Pubco, EUR and/or the Operating Company currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this Form 8-K. Neither Sizzle, EUR, Pubco nor the Operating Company undertakes any obligation to publicly revise these forward–looking statements to reflect events or circumstances that arise after the date of this Form 8-K, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 16, 2022
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIZZLE ACQUISITION CORP,

By:	/s/ Steve Salis
	Name:	Steve Salis
	Title:	Chief Executive Officer

Dated: December 16, 2022

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